Exhibit 10.2

REVOLVING PROMISSORY NOTE

$3,000,000.00	October 19, 2007

1. Promise to Pay. For value received, DECORIZE, INC., a Delaware corporation, GUILDMASTER, INC., a Missouri corporation, and FAITH WALK DESIGNS, INC., a Missouri corporation (collectively, the “Borrower”) hereby promises to pay to the order of GUARANTY BANK, a state chartered trust company with banking powers (“Lender”), in lawful money of the United States and in immediately available funds, the principal sum of Three Million and 00/100 Dollars ($3,000,000.00), or, if less, the aggregate unpaid principal amount of all Revolving Loans made by Lender to the Borrower pursuant to the Credit Agreement (referred to below) and remaining unpaid, together with interest on the unpaid principal balance of each Revolving Loan from time to time outstanding, at the rates of interest, at the times specified and in the manner set forth in the Credit Agreement (as may be amended, restated or modified from time to time, the “Credit Agreement”) dated of even date herewith by and between the Borrower and Lender which said Credit Agreement is incorporated herein by reference as though fully set forth herein. This Note is the Revolving Note referred to in said Credit Agreement to evidence the Revolving Loans made by Lender thereunder and to the extent the provisions of this Note conflict with the provisions of the Credit Agreement, the Credit Agreement shall govern. All capitalized terms used herein and not defined herein have the meanings given to them in the Credit Agreement. Prepayment may be made on any Revolving Loan evidenced hereby and this Note may be declared due prior to the expressed maturity thereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

2. Substantiation. The Borrower hereby authorizes the Lender to record on its books or records: (i) the principal amount of each Revolving Loan; and (ii) all continuations, conversions and payments of principal and interest and principal balances from time to time outstanding with respect to each Revolving Loan, which such record thereof shall be prima facie evidence as to the outstanding principal amount of, and accrued and unpaid interest on, the Revolving Loan; provided, however, that failure to make such record, or any mistake in such record, shall not limit or otherwise affect the obligation of Borrower under the Credit Agreement or this Note.

3. Security Agreement. This Note is secured by, inter alia, a Security Agreement dated the same date hereof executed by Borrower, reference to which is made for the rights of the Lender to accelerate the maturity of this Note.

4. Time of Essence. Time is of the essence under this Note.

5. Responsibility of Persons under this Note. Presentment, notice of dishonor, protest and demand and valuation and appraisement and all defenses on the ground of delay are hereby waived by Borrower, any endorsers, sureties, guarantors and any other party that may be or become responsible for payment of this Note. Each such party (other than Borrower) hereby consents to any amendments, restatements, extensions or renewals of this Note without notice, consent or consideration.

6. Attorney’s Fees. If the Lender refers this Note to an attorney-at-law or collection agency for collection or seeks legal advice following default, or if any other judicial or non-judicial action is instituted, including but not limited to proceedings under bankruptcy laws, Borrower shall pay all of the Lender’s reasonable attorneys’ fees and costs and collection expenses.

7. Governing Law. This Note shall be governed by and construed and interpreted in accordance with the internal laws of the State of Missouri applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles or rules thereof.

8. Invalidity. In case any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provisions hereof, and this Note shall be construed as if such invalid, illegal, or unenforceable provision(s) had never been included.

9. Statute of Frauds Clause. Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

(Signatures on the following pages)

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative on the day and year first above written.

BORROWER:

DECORIZE, INC., a Delaware corporation

By:	/s/ Steve Crowder
Name:	Steve Crowder
Title:	President and CEO

COUNTY OF __________________   )

STATE OF_____________________ )

On this ____________ day of __________, 2007, before me appeared ______________, to me personally known, who, being by me duly sworn (or affirmed) did say that [he/she] is the _________________________________ of DECORIZE, INC., a Delaware corporation, and that said instrument was signed on behalf of said corporation by authority of its board of directors, and said ______________________________acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

My commission expires:_________________

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative on the day and year first above written.

BORROWER:

GUILDMASTER, INC., a Missouri corporation

By:	/s/ Steve Crowder
Name:	Steve Crowder
Title:	President and CEO

COUNTY OF __________________   )

STATE OF_____________________ )

On this ____________ day of __________, 2007, before me appeared ______________, to me personally known, who, being by me duly sworn (or affirmed) did say that [he/she] is the _________________________________ of GUILDMASTER, INC., a Missouri corporation, and that said instrument was signed on behalf of said corporation by authority of its board of directors, and said ______________________________acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

My commission expires:_________________

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative on the day and year first above written.

BORROWER:

FAITH WALK DESIGNS, INC., a Missouri corporation

By:	/s/ Gaylen Ball
Name:	Gaylen Ball
Title:	Secretary

COUNTY OF __________________   )

STATE OF_____________________ )

On this ____________ day of __________, 2007, before me appeared ______________, to me personally known, who, being by me duly sworn (or affirmed) did say that [he/she] is the _________________________________ of FAITH WALK DESIGNS, INC., a Missouri corporation, and that said instrument was signed on behalf of said corporation by authority of its board of directors, and said ______________________________acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

My commission expires:_________________